Nature of activities	12 Months Ended
Dec. 31, 2021
Nature Of Activities [Abstract]
Nature of activities [Text Block]

1.   Nature of activities

Osisko Gold Royalties Ltd and its subsidiaries (together "Osisko" or the "Company") are engaged in the business of acquiring and managing precious metal and other high-quality royalties, streams and similar interests in Canada and worldwide, except for Osisko Development Corp. and its subsidiaries ("Osisko Development"), which are engaged in the exploration, evaluation and development of mining projects. Osisko is a public company traded on the Toronto Stock Exchange, and the New York Stock Exchange constituted under the Business Corporations Act (Québec) and domiciled in the Province of Québec, Canada. The address of its registered office is 1100, avenue des Canadiens-de-Montréal, Suite 300, Montréal, Québec. The Company owns a portfolio of royalties, streams, offtakes, options on royalty/stream financings and exclusive rights to participate in future royalty/stream financings on various projects. The Company's cornerstone asset is a 5% net smelter return ("NSR") royalty on the Canadian Malartic mine, located in Canada.

In November 2020, Osisko completed the spin-out transaction of its mining assets and certain equity investments to Osisko Development, a newly created company engaged in the exploration, evaluation and development of mining projects in Canada and in Mexico (Note 6). The common shares of Osisko Development began trading on the TSX Venture Exchange (the "TSX-V") on December 2, 2020 under the symbol "ODV". On December 31, 2021, Osisko held an interest of 75.1% in Osisko Development and, as a result, the Company consolidated the assets, liabilities, results of operations and cash flows of the activities of Osisko Development and its subsidiaries. Osisko Development's main asset is the Cariboo gold project in Canada.